UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 27, 2011

Black Raven Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32471	20-0563497
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Seventeenth Street, Suite 350, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 308-1330

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 27, 2011, Black Raven Energy, Inc. (“BRE” or the “Company”) completed the purchase of the oil and gas properties in the Adena Field in Morgan County, Colorado (the “Properties”) pursuant to a previously announced purchase and sale agreement, as amended (the “Adena Purchase Agreement”).  The acquisition consists of an 80% working interest in 18,760 gross acres, with a purchase price of $15.75 million, subject to adjustments for production after the effective date and other matters. The effective date of the acquisition is May 1, 2011.  The Company will operate the Properties. The Company has entered into an agreement with a strategic partner which will provide geological, engineering, and management services associated with this project and will earn 24% of the Company’s 80% working interest after payout of all costs, including financing costs. The Properties consist of an existing waterflood in the J Sand, and a conventional oil field in the D Sand.  In addition, there is a gas cap in the J Sand that can be produced in the future.

On July 27, 2011, in order to finance the acquisition of the Properties, the Company entered into a note purchase agreement (the “Note Purchase Agreement”) with Carlyle Energy Mezzanine Opportunities Fund, L.P., Carlyle Energy Mezzanine Opportunities Fund-A, L.P., CEMOF Coinvestment, L.P., and Carlyle CIM Agent, L.L.C., as administrative agent and collateral agent (“Carlyle”).  Pursuant to the Note Purchase Agreement, the Company closed on the issuance and sale of Tranche A promissory notes (the “Tranche A Notes”) in the aggregate principal amount of $18.0 million. The Tranche A Notes mature and are due and payable on July 27, 2016. They bear interest at a stated rate of 13% per annum, of which 10% must be paid in cash, and, at the election of the Company, 3% may be paid in cash or paid in kind. A portion of the proceeds received from the sale of the Tranche A Notes was used for the acquisition of the Properties with the balance to be used according to a mutually approved plan of development for the Properties.

Subject to certain conditions, the Company can voluntarily prepay the Tranche A Notes.  If the Company prepays the Tranche A Notes before July 27, 2014, subject to certain exceptions, the Company must pay a “make-whole” amount.

Concurrently with the issuance of the Tranche A Notes, the Company issued to the holders of the Tranche A Notes Tranche B promissory notes (“Tranche B Notes, and with the Tranche A Notes the “Notes”) in the aggregate principal amount of $2.5 million with a stated interest rate of 13% per annum, all of which is paid in kind. The Company may prepay the Tranche B Notes only in whole, and upon prepayment, the Company must pay a “make-whole” amount.

As additional consideration for the issuance of the Notes, the Company conveyed to the holders of the Notes overriding royalty interests equal to 3% of 8/8ths in the Properties and agreed to convey overriding royalty interests in certain additional oil and gas properties acquired by the Company during the term of the Note Purchase Agreement.

The Notes are collateralized by substantially all of the assets of the Company and its subsidiaries. The Notes are subject to customary events of default.  Upon the occurrence of an event of default, as described in the Note Purchase Agreement, the payment of the principal amounts under the Notes may be accelerated and the interest rate applicable to the principal amounts will be increased to a stated interest rate of 16% per annum during the period the default exists. West Coast Opportunity Fund, LLC (“WCOF”), a majority stockholder in the Company and the holder of an outstanding senior secured debenture issued by the Company, agreed to subordinate the payment obligations under the debenture and related security interests to the payment obligations arising under the Notes and the security interests securing payment of the Notes, pursuant to the terms and conditions of an intercreditor and subordination agreement.  As further security for the payment of the Notes, WCOF pledged to Carlyle all of the shares of stock in the Company held by it.

ITEM 2.01.            COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 27, 2011, the Company closed on the acquisition of the Properties. The information in Item 1.01 is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 27, 2011, pursuant to the issuance of the Notes in accordance with the Note Purchase Agreement, the Company became obligated on a material direct financial obligation consisting of long-term debt. The information in Item 1.01 is incorporated herein by reference.

Item 7.01    REGULATION FD DISCLOSURE.

On August 1, 2011, the Company issued a press release regarding the closing of the Adena Field acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)           FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

In accordance with Item 9.01(a)(4), the Company intends to file financial statements required by Item 9.01(a) of Form 8-K by amendment not later than 71 calendar days after the date of this current report on Form 8-K.

(b)           PRO FORMA FINANCIAL INFORMATION

In accordance with Item 9.01(a)(4), the Company intends to file financial statements required by Item 9.01(b) of Form 8-K by amendment not later than 71 calendar days after the date of this current report on Form 8-K.

(d)          EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 1, 2011.

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK RAVEN ENERGY, INC.
Date: August 1, 2011

	By:	/s/ William F. Hayworth
William F. Hayworth
President